UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2020
Date of Report (Date of Earliest Event Reported)

Sun BioPharma, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55242	87-0543922
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Sun BioPharma, Inc. (the “Company”) held on May 19, 2020, the Company’s stockholders, upon the recommendation of the Board of Directors (the “Board”), approved the amendment and restatement of the 2016 Omnibus Incentive Plan (the “Plan”), which is the only plan under which equity awards are currently available for grant. A total of 2,800,000 shares of Company common stock are now available for issuance under the Plan, subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company. In addition, the Plan provides that the number of shares available for issuance under the Plan will increase on January 1 of each year beginning in 2021 and ending on January 1, 2025 in an amount equal to the lesser of (i) 20% of the total number of fully diluted shares (as defined in the Plan) as of December 31 of the immediately preceding calendar year and (ii) such lesser number of shares as may be determined by the Board or its Compensation Committee prior to January 1st of any calendar year.

A description of the material terms of the Plan is set forth in the Company’s definitive proxy statement relating for the Annual Meeting, filed with the Securities and Exchange Commission on April 20, 2020, and such description and the foregoing summary are qualified by reference to the full text of the Plan, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 19, 2020 and stockholders voted on the following proposals, each as described further in the definitive proxy statement for the meeting, filed with the Securities and Exchange Commission on April 20, 2020.

Proposal 1 – Election of Two Class I Directors

Stockholders elected each of the two nominees to serve as a director for a three-year term ending at the annual meeting of stockholders to be held in 2023, based on the votes listed below:

Director Nominee	For	Withhold	Broker Non- Votes
Suzanne Gagnon	3,187,098	3,302	524,841
Paul W. Schaffer	3,187,200	3,200	524,841

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the selection of Cherry Bekaert LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, based on the votes listed below:

For	Against	Abstain	Broker Non- Votes
3,680,060	–	35,181	–

Proposal 3 – Approval of Amendment and Restatement of 2016 Omnibus Incentive Plan

Stockholders approved the amendment and restatement of the 2016 Omnibus Incentive Plan, based on the votes listed below:

For	Against	Abstain	Broker Non- Votes
3,158,529	102	31,769	524,841

Item 9.01     Financial Exhibits.

(d)     Exhibits

Exhibit No.	Description	Method of Filing
99.1	2016 Omnibus Incentive Plan, as amended through April 9, 2020	Filed Electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BIOPHARMA, INC.

Date: May 26, 2020	By	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer